August 3, 2012

VIA ELECTRONIC MAIL AND FEDERAL EXPRESS

John Reynolds

Assistant Director

Division of Corporation Finance

United States Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-3628

Re:	Foresight Energy Partners LP
Amendment No. 1 to Registration Statement on Form S-1
Filed April 12, 2012
File No. 333-179304

Dear Mr. Reynolds:

This letter sets forth Foresight Energy Partners LP’s (the “Partnership”) responses to the comments of the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission” or the “SEC”) set forth in your letter dated May 2, 2012 (the “Comment Letter”), regarding the above referenced Registration Statement on Form S-1 (the “Registration Statement”). The Partnership has also revised the Registration Statement in response to the Staff’s comments and is, pursuant to the Jumpstart Our Business Startups Act (the “JOBS Act”), confidentially submitting concurrently with this letter Amendment No. 2 to the Registration Statement (“Amendment No. 2”), which reflects these revisions.

For the convenience of the Staff, each comment from the Comment Letter corresponds to the numbered paragraph in the Comment Letter and is restated in italics prior to the response to such comment. Capitalized terms used and not defined have the meanings given in Amendment No. 2. Page and caption references in the text of this letter correspond to pages and captions in Amendment No. 2 unless stated otherwise.

General Comments

1.	Since you appear to qualify as an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act (“the Act”), please disclose on your prospectus cover page that you are an emerging growth company, and revise your prospectus to provide the following additional disclosures:

Response: The Registration Statement has been revised in response to the Staff’s comment. Please see the cover page of Amendment No. 2.

•	Describe how and when a company may lose emerging growth company status;

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see the pages 8-9 of Amendment No. 2.

•	A brief description of the various exemptions that are available to you, such as exemptions from Section 404(b) of the Sarbanes-Oxley Act of 2002 and Section 14A(a) and (b) of the Securities Exchange Act of 1934; and

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see pages 8-9 of Amendment No. 2.

•	Your election under Section 107(b) of the Act:

•	If you have elected to opt out of the extended transition period for complying with new or revised accounting standards pursuant to Section 107(b) of the Act, include a statement that the election is irrevocable; or

•	If you have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(2)(B) of the Act, provide a risk factor explaining that this election allows you to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. Please state in your risk factor that, as a result of this election, your financial statements may not be comparable to companies that comply with public company effective dates. Include a similar statement in your critical accounting policy disclosures in MD&A.

Response:

The Partnership has elected to opt out of the extended transition period for complying with new or revised accounting standards pursuant to Section 107(b) of the Act. The Registration Statement has been revised in response to the Staff’s comment to disclose this election and reflect that this election is irrevocable. Please see page 9 of Amendment No. 2.

2.	We note your response to comment two of our letter dated February 29, 2012. Please revise where appropriate to discuss the policies or procedures, if any, you and your related parties have implemented to address potential conflicts of interest. As a nonexclusive example, it is unclear if the allocation of business opportunities among you and your affiliates, as referenced in the risk factor on page 41, is addressed by established policies or procedures.

Response:

The Registration Statement has been revised in response to the Staff’s comment to describe the policies and procedures that the Partnership expects its general partner, Foresight GP LLC (the “General Partner”), to adopt in connection with the closing of this offering. Please see pages 8, 44 and 167 of Amendment No. 2.

The Partnership also respectfully refers the Staff to the disclosure contained on page 154 of Amendment No. 2 under the heading “Conflicts of Interest and Fiduciary Duties—Conflicts of Interest” for descriptions of the provisions of the Agreement of Limited Partnership the Partnership expects to enter into at the closing of this offering that govern our General Partner’s actions in the event of a conflict of interest.

Prospectus Summary, page 1

3.	We note your revised disclosure and response to prior comment 14 from our letter dated February 29, 2012. It is unclear to what extent efforts, such as securing financing, have been made for the five “potential” longwalls that are neither operating now nor estimated to be operating by the third quarter of 2012. Please revise the narrative preceding the table to clarify the estimated timeline for all of the longwalls and provide disclosure of the significant assumptions and your underlying bases for believing that you will have eight longwalls with an annual potential productive capacity of 65 million short tons. Please see Item 10(b) of Regulation S-K.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see the pages 2 and 105 of Amendment No. 2.

4.	Your revised disclosure regarding the reserves should clarify the price at which you no longer consider your reserves to be economic. Please revise accordingly.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see pages i, 3, 105 and 115 of Amendment No. 2.

5.	We note your disclose here and throughout your filing of your cash costs of production per ton and cash margin per ton. Please expand your disclosure to include the requirements of Item 10(e)(i) of Regulation S-K including your computation of these performance measures from the most directly comparable GAAP measure presented with equal or greater prominence. In this respect your attention is directed to prior comment 15 from our letter dated February 29, 2012.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see pages 1, 19-20 and 84-85 of Amendment No. 2.

Risk Factors, page 19

6.	We note your revised disclosure and response to prior comment 18 from our letter dated February 29, 2012. We are unable to locate responsive disclosure and reissue the comment. For example, it is unclear why the last risk factor on page 26 does not quantify the “certain financial covenants.” In this regard, we note the reference on page 93 to “among other things, maintenance of minimum amounts and compliance with debt service coverage and leverage ratios.” Please revise accordingly.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see pages 28, 99 and 169 of Amendment No. 2.

Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 83

Overview, page 83

7.	We note the revised disclosure in response to prior comments 27, 28 and 33 from our letter dated February 29, 2012. While your response to prior comment 27 indicates that the disclosed “trends, events and uncertainties have not materially affected [y]our historical period to period operations,” it is unclear how you considered whether these trends, events and uncertainties may, or will, cause material changes. See Item 303(a)(3)(ii) of Regulation S-K. Please advise or revise as appropriate.

Response:

The Partnership acknowledges the Staff’s comment and respectfully submits that the trends, events and uncertainties that affect our results have not materially affected our historical period to period operations, and we do not currently expect that they will materially affect our operations in the future.

For example, on page 86 of Amendment No. 2, we discuss weakened domestic coal prices due, in part, to competition from natural gas as a factor affecting our results. However, as described on pages 2, 87, 104 and 119 of Amendment No. 2, we sell a significant portion of our coal under agreements with terms of one year or longer, which we believe allows us to mitigate coal price fluctuations. Consequently, our historical operations have not been materially affected by weakened coal prices due to competition from natural gas or otherwise, and we do not currently expect our operations will be materially affected in the future by this factor.

8.	Also, it is unclear why you do not further address the rising cost of transportation, which appears to have increased at a significantly higher rate than the increase in sales volume.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see page 88 of Amendment No. 2.

9.	We note your disclosed mine development costs are amortized using the straight-line method over the estimated useful life of the mine. Please reconcile this disclosure with your disclosure on page F-17, which indicates these costs are amortized on the units of production method.

Response:

The Partnership acknowledges the Staff’s comment and advises that mine development costs are amortized on the units of production method over the estimated life of the mineral reserves. The Registration Statement has been revised in response to the Staff’s comment. Please see page 88 of Amendment No. 2.

Results of Operations, page 88

10.	We note you present ‘cost of coal sales’ and ‘average cost of sales per ton sold’ which exclude depreciation, depletion and amortization. Please note that cost of sales is generally understood to include all costs subtracted from revenue in deriving gross profit including depreciation, depletion and amortization. Please modify your disclosure here and elsewhere throughout your filing to either include depreciation, depletion and amortization in your computation of ‘average cost of sales per ton sold’ or derive a non-GAAP financial measure with a title that is not the same or substantially similar to those used for GAAP financial measures. Refer to Item 10(e)(ii)(E) of Regulation S-K. Please update similar disclosure within your selected historical financial information accordingly.

Response:

The Registration Statement has been revised in response to the Staff’s comment Please see pages 4, 19-20, 61, 65, 83, 85, 91-95 and 107 of Amendment No. 2 and conforming changes made throughout Amendment No. 2.

Liquidity and Capital Resources, page 91

11.	We note your responses to prior comments 34 and 35 from our letter dated February 29, 2012 and the revised disclosure that you believe you have sufficient liquidity to meet your working capital, capital expenditure, and other cash requirements for the foreseeable future. Your existing disclosure indicates that your Senior Secured Credit Facility is repayable on August 12, 2014 and your Senior Notes are due August 15, 2017. Please clarify the time period covered by your reference to “the foreseeable future.” In addition, please address whether you anticipate you will have to refinance these debts and, if material, discuss the impact this may have on your cash available for distributions.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see page 96 of Amendment No. 2.

12.	We note your response to prior comment 40 from our letter dated February 29, 2012. Your response suggests that you are not filing surface lease, royalty and related agreements pursuant to Item 601(b)(10) of Regulation S-K because the areas are not currently within your five year plan. Please confirm, if true, that you do not consider these leases, royalties, and related agreements material at this time.

Response:

The Partnership confirms that the surface lease, royalty and related agreements in respect of areas not currently in the Partnership’s five-year plan will not be submitted, as these agreements are not considered to be material to the Partnership at this time. The Partnership has submitted with Amendment No. 2 certain surface lease, royalty and related agreements that it deems to be material.

13.	We note your response to prior comment 38 and deletion of “the commercial operation date (estimated to be December 31, 2011).” With a view to clarifying disclosure, advise us if your financing arrangements included commercial operation milestones, and, if so, whether they were met.

Response:

The Partnership acknowledges the Staff’s comment and advises that the Partnership’s financing arrangements do not include commercial operation milestones.

Business, page 98

14.	We were unable to locate the quantified disclosure requested by prior comment 42 from our letter dated February 29, 2012. Accordingly, we reissue. Please disclose the fees paid by Savatran related to the Convent Marine Terminal or indicate, if true, that they are immaterial. See Item 404 of Regulation S-K.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see page 114 of Amendment No. 2.

Operations, page 103

15.	We note your response to comment 45 from our letter dated February 29, 2012. Please clarify if you have refuse piles, slurry impoundments, or both on your properties. Additionally, please clarify if you accept external refuse for deposition on your properties.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see page 110 of Amendment No. 2.

16.	Please revise your reserve estimate to correspond to your fiscal year end.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see pages i, 3, 105, 111 and 115 of Amendment No. 2.

17.	We note the revised text on pages 1, 2, and 99 added in response to prior comment 47 from our letter dated February 29, 2012. Please revise the references to the additional $240 to $375 million to clarify the timeframe in which you anticipate achieving full productive capacity.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see pages 2 and 105 of Amendment No. 2.

18.	We note your response to previous comment 49 from our letter dated February 29, 2012. Pursuant to paragraph (a)(1) of Industry Guide 7, a mineral reserve is that part of a mineral deposit which can be economically produced. For each specific mine with a mineral reserve, please provide us with the information that demonstrates or supports the economics of the particular reserve. For instance, this information may include the actual annual revenues and the actual annual operating costs for a specific reserve at an operating mine, or, this information may include the financial model or cash flow analysis for a specific reserve. Generally for operating mines with demonstrated economics, two years of operating data is sufficient.

Response:

The Partnership acknowledges the Staff’s comment and advises that the forecasted revenue and forecasted total operating costs by mine for 2012 and 2013 have been supplementarily provided to the Staff. Please see Disk 4, Tab 1.

19.	We note your response to prior comment 43. Please revise or provide a more thorough analysis as to why you believe the loss of the 16% customer would not have a material adverse impact.

Response:

The Partnership acknowledges the Staff’s comments and respectfully submits that it does not believe that the loss of any one customer would have a material adverse impact on its financial health or operations. The Partnership considered the number of customers and the diversity of its customer base, as well as the wide range of additional potential customers.

20.	We note your revised disclosure and response to comment 53 of our letter dated February 29, 2012. You state that a review process “may take years to complete.” Please revise to further clarify the timeline(s) applicable to your material regulatory permits as they relate to your anticipated full capacity operations and clarify the extent to which the related costs are material.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see page 145 of Amendment No. 2.

Certain Relationships and Related Party Transactions, page 153

21.	Please revise the last paragraph under Natural Resource Partners, L.P. Transactions to reflect information as of December 31, 2011 and for the year then ended.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see page 165 of Amendment No. 2.

22.	Please revise to describe all material terms as addressed in prior comment 55 of our letter dated February 29, 2012. For example, you reference:

•	“the quarterly minimum deficiency amount” in the last paragraph on page 156 but you do not quantify the amount.

•	a “minimum payment of $1.3 million each quarter if tonnage payments do not reach certain levels” in the third paragraph on page 157, however, you do not quantify the levels or indicate whether you have paid such amounts; and,

•	$22.8 million in advance minimum royalty payments that have not been recouped in the second to last paragraph on page 157, but you do not explain the terms for recouping payments. We note the reference on pages 95 and 111 to recoupment “with limitations as outlined in the lease.”

Please revise accordingly.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see pages 100-102 and 164-165 of Amendment No. 2.

23.	We note the reference on page 154 to “coal shipped by Savatran.” It is unclear from this and other disclosure that your Savatran subsidiary, as stated in response to comment 63 “has no employees” and “provides no services to other entities or any other outside entity.” Please revise to clarify. In this regard, consider revising the reference to “operating subsidiaries” in the graphic on page nine to identify or clarify the significant subsidiaries that conduct operations and generate revenues.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see page 10 of Amendment No. 2.

With respect to the Staff’s comments regarding Savatran, as described on page 121 of Amendment No. 2 under the caption “Employees and Labor Relations,” Savatran contracts with certain companies to operate and maintain the railroad track and related assets that it owns. Savatran also enters into transportation agreements with third party transportation providers on behalf of the mines, and contracts with coal transloading facilities to transfer coal produced by us. Although Savatran enters into these contracts on behalf of our mines, it does not provide these services to our entities or any third-party entities and, as a result, does not directly employ a work force. Our response to comment 63 of our response letter dated April 12, 2012 was intended to reflect these facts.

The Partnership Agreement, page 167

24.	We note the disclosure on page 169 that your partnership agreement requires claims, suits, actions, or proceedings be exclusively brought in the Court of Chancery in the State of Delaware. Several lawsuits are currently challenging the validity of choice of forum provisions in certificates of incorporation. Please disclose that although you have included a choice of forum clause in your partnership agreement, it is possible that a court could rule that such provision is inapplicable or unenforceable.

Response:

The Partnership acknowledges the Staff’s comment. However, the Partnership respectfully submits that the lawsuits referenced in the Staff’s comment, which it understands to be the actions recently filed in the Delaware Chancery Court challenging choice of forum provisions in corporate bylaws, are distinguishable on multiple grounds and it believes that the choice of forum provisions in the constituent documents of Delaware alternative entities (limited partnerships and limited liability companies) are enforceable.

The Partnership believes the referenced lawsuits challenge forum selection provisions adopted unilaterally by the board of directors (without shareholder approval) in corporate bylaws after shareholders had already purchased stock in the corporation. The forum selection provision applicable to the Partnership will be included in its partnership agreement at the time of its initial public offering – thus it will be approved by all partners in accordance with the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”).

The DRULPA contains provisions supportive of the principles of freedom of contract and expressly deals with choice of forum, providing that “[i]n a written partnership agreement or other writing, a partner may consent to be subject to . . . the exclusive jurisdiction of the courts of the State of Delaware . . .” 6 Del. C. 17-109. The Delaware Supreme Court has held that a choice of forum provision in a limited liability company agreement is enforceable. Elf Atochem North America, Inc. v. Jaffari, 727 A.2d 286 (Del. 1999). The Delaware Supreme Court’s reasoning in Elf Atochem strongly suggests that it would come to the same conclusion regarding agreements of limited partnership, including the Partnership’s partnership agreement. The Court notes that the “architecture and much of [the] wording of” the Delaware Limited Liability Company Act “is almost identical to that of the Delaware LP Act” and that “[t]he policy of freedom of contract underlies both the [LLC] Act and the [DRULPA].” 727 A.2d at 290. The Court’s decision to enforce the choice of forum clause in Elf Atochem is based on this freedom of contract, with the Court noting “truly, the partnership agreement is the cornerstone of a Delaware limited partnership, and effectively constitutes the entire agreement among the partners… Once partners exercise their contractual freedom in their partnership agreement, the partners will have a great deal of certainty that their partnership agreement will be enforced in accordance with its terms.”

Accordingly, the Partnership believes that its proposed forum selection provision will be enforceable, that the referenced lawsuits challenging corporate governance documents are distinguishable, and that there is no specific risk that requires disclosure in the Registration Statement.

Report of Independent Registered Public Accounting Firm, page F-5

25.	Please obtain and file an audit report that contains the city and state of where it was issued. Refer to Rule 2-02(a)(3) of Regulation S-X.

Response:

The Registration Statement has been revised in response to the Staff’s comment. Please see page F-5 of Amendment No. 2.

Consolidated Financial Statements of Foresight Energy LLC and Subsidiaries

General

26.	We note in your response to our prior comment 62 you intend to remove references to your restatement in subsequent amendments. Please note your restatement disclosure should continue to be provided in all future pre-effective amendments until you update your annual financial statements. Refer to FASB ASC 250-10-50-7 through 50-11.

Response:

The Partnership acknowledges the Staff’s comment and advises that it will continue to provide reference to our restatement in subsequent amendments as required under FAS ASC 250-10-50-7 through 50-11.

Notes to Consolidated Financial Statements

1. Description of Business and Entity Structure

Reorganization and Refinancing, page F-10

27.	We note in your response to our prior comment 63 you cite cost per ton and net realization per ton in your analysis of the economic similarities of your operating segments. Please tell us whether these measures are fully burdened with all costs relating to sales from these mines including transportation, depreciation, depletion, amortization and accretion. Please also confirm that as your development mines enter the production stage, and as all of your mines mature, that you will continue to assess whether the economic characteristics support aggregation.

Response:

The Partnership acknowledges the Staff’s comment and advises that cost per ton and net realization per ton, as referenced in our response to prior comment 63, do not include transportation, depreciation, depletion, amortization and accretion. Our chief operating decision maker (“CODM”) assesses the performance of the individual mines and makes decisions regarding the allocation of resources determinate on the cash costs and cash profitability of operating the mines, which excludes transportation, depreciation, depletion, amortization and accretion. Transportation costs are dependent on the delivery point selected by the customer and are negotiated into the pricing of the coal. We have developed infrastructure that provides each of our mining complexes with multiple transportation outlets and have direct and indirect access to all five Class I railroads giving us unique access to multiple domestic and seaborne markets. We will continue to monitor all mines as they come out of development and age to ensure the aggregation criteria under ASC 280-10-50-11 continues to be met.

2. Summary of Significant Accounting Policies

Revenue Recognition, page F-14

28.	We note you have recorded development-stage sales as a reduction of your capitalized mine development costs. Please tell us your basis for this treatment and why you have concluded the offsetting of sales against capitalized costs is consistent with the concept of accumulating and capitalizing mine development costs as an asset that provides the future benefit in the form of your mine production. Please tell us what future benefit is provided by development-stage sales that would support their capitalization along with other mine development costs. Please tell us whether you considered recognizing development-stage sales as other income (i.e. sales of coal in the development stage). Please tell us the cumulative-to-date gross amount of development-stage sales that have been netted against your capitalized mine development costs for each of your mines, both those in the development stage as well as those in production.

Response:

The Partnership acknowledges the Staff’s comment and respectfully submits that we believe that our accounting policy to reduce the gross development costs of a mine for incidental revenues generated during the development phase is appropriate as the cost to acquire or develop an asset is measured by the cash outlay made to acquire or develop that asset. If proceeds from the de minimus tons removed during the development stage were not recorded as a reduction of gross development costs, the mine development asset and its related future benefit would be overstated. Development activities in an underground mine are not designed or meant to generate a profit or return from the use of the property and these tons in question would not be extracted independent of the purpose of developing the mine. The coal extracted during the development stage can accumulate until such time as a sufficient quantities exist for shipment and a buyer is identified.

Authoritative guidance does not exist under US GAAP to address the accounting for incidental revenues received by an extraction company during the development stage. The accounting for the development of real estate does, however, address the concept of incidental revenues, as does IFRS which specifically states that de minimus revenues generated by an extraction company during the development stage should be recorded as a reduction of the cost of developing the mine. While the development of a mineral reserve is not under the scope of real estate accounting, we believe it is appropriate in this instance to analogize to the development of real estate literature given the absence of any other authoritative US GAAP literature on this topic. Under ASC 970-340-24-12, “incremental revenue from incidental operations in excess of incremental costs of incidental operations shall be accounted for as a reduction of capitalized project costs.” Further, we believe it is industry practice among U.S. coal companies to record the proceeds from the sale of de minimus tons during the development stage as a reduction of mine development costs.

Recording the proceeds received during the development stage as non-operating income, would, we believe, inappropriately inflate our earnings during the development period as income would be recognized during this period without the corresponding cost of mining the coal, which is being capitalized into mine development costs.

Under ASC 930, “the production phase of a mine is deemed to begin when saleable minerals are extracted (produced) from an ore body, regardless of the level of production. However, the production phase does not commence with the removal of de minimus saleable mineral material that occurs in conjunction with the removal of overburden or waste material for the purpose of obtaining access to an ore body.” Our mine development periods have generally spanned over a two year period, with the exception of Macoupin which was less than one year. The cumulative to-date incidental revenues which have been offset against mine development costs for our Williamson, Macoupin, Hillsboro and Sugar Camp mines through June 30, 2012 was $44.9 million, $5.9 million, $29.8 million and $56.2 million, respectively. In all instances, the tons to be extracted during the development of the mine represents less than 2% of the total clean tons which will be mined as a result of these development activities, which we believe to be de minimus volumes and therefore would not shift the mine from development into the production phase.

Inventories, page F-16

29.	We note from your response to our prior comment 64 your inventory includes the depreciation, depletion and amortization of the equipment, facilities and mineral rights used in mining activities. Please tell us whether the depreciation, depletion and amortization of mining machinery (e.g. continuous miners) and capitalized mine development costs are also included in inventory.

Response:

The Partnership acknowledges the Staff’s comment and advises that inventory does include depreciation expense from mining machinery, as well as amortization expense from mine development costs.

Asset Retirement Obligation and Reclamation, page F-17

30.	We note from your disclosure that your mine development costs are amortized on the units-of-production method. It appears from your disclosure here that the capitalized cost of the ARO is depreciated over the useful life of the related assets on a straight-line basis. Please tell us why you believe the straight-line method is more appropriate for the ARO asset related to your capitalized mine development costs. In addition, please tell us how you have accounted for the ARO asset such that it has been capitalized and depreciated separately from the corresponding mine development asset.

Response:

The Partnership acknowledges the Staff’s comment and advises that our ARO assets have historically been amortized on a straight-line basis as a practical expedient given the immateriality of the ARO assets and the duration over which the reserves will be mined. Further, the production levels of our mines not in development have remained materially consistent resulting in an immaterial difference between the expense recorded under the units-of-production and straight-line methods. For the year ending December 31, 2011, this difference was approximately $200,000. The ARO assets exist as separate asset accounts in our ledger for practical tracking purposes. We are currently evaluating a policy change on a prospective basis to conform our depreciation methodologies for mine development and ARO assets.

Exhibits

31.	Your Amended and Restated Credit Agreement filed as Exhibit 10.3 includes references to schedules and exhibits which do not appear to have been filed. Any agreements filed pursuant to Item 601(b)(10) of Regulation S-K, not otherwise subject to a request for confidential treatment, should be filed in their entirety. Please refile this agreement in its entirety.

Response:

The Amended and Restated Credit Agreement submitted as Exhibit 10.3 has been submitted in its entirety with Amendment No. 2 and now includes schedules and exhibits thereto; however, the Partnership is seeking confidential treatment for certain information contained in the schedules. The Partnership has concurrently submitted such request pursuant to Rule 406 of the General Rules and Regulations promulgated under the Securities Act of 1933, as amended, and appreciates the Staff’s consideration in this regard.

32.	We note references in the index to confidential filings. Please note that the staff will review any request for confidential treatment and that you will need to complete that process before requesting acceleration.

Response:

The Partnership acknowledges the Staff’s comment and advises the Staff that it has concurrently submitted a request for confidential treatment pursuant to Rule 406 of the General Rules and Regulations promulgated under the Securities Act of 1933, as amended, with respect to the exhibits noted as such on the Exhibit Index to Amendment No. 2. The Partnership acknowledges that such process must be complete prior to making a request for acceleration.

Please note that, in response to comment 23 of the Staff’s letter dated February 29, 2012, the Partnership has included a forecast of cash available for distribution for the twelve-month period ending September 30, 2013 in Amendment No. 2, along with an explanation of the detailed assumptions underlying the forecast.

The Partnership has revised its presentation of its forecast of cash available for distribution from a quarterly presentation to an annual presentation. The Partnership believes an annual presentation is more useful to investors, given the nature of the Partnership’s business and the assumptions underlying the estimated cash available for distribution, as well as the provisions in the Partnership’s partnership agreement governing distributions.

The assumptions and considerations underlying the estimated cash available for distribution are management’s best estimates of annual revenues, expenditures and other items impacting the cash available for distribution. While the Partnership believes that these estimates are reasonable and supportable, the Partnership respectfully submits to the Staff that the additional granularity imposed on the assumptions by making them for three month increments may make them less reliable than for a twelve month period. In addition, unlike partnerships with significant working capital variations or seasonally recurring losses in which a quarterly forecast would illustrate trends or results which would otherwise be omitted in an annual forecast, the Partnership’s revenues and expenses are reasonably consistent over an annual period and do not include seasonal losses. Accordingly, the Partnership does not believe presenting estimated cash available for distribution on a quarterly basis during the projection period would provide investors with meaningful additional information.

In addition, while the Partnership intends to pay the minimum quarterly distribution on a quarterly basis, the Partnership expects to determine the amount of the initial minimum quarterly distribution, and make any adjustments to the quarterly distributions in the future, based on its expectations as to the amount of available cash the Partnership is able to generate on an annualized basis over the long-term. The Partnership believes this is the most prudent approach to determining its cash distribution policy, since the amount of cash that the Partnership may distribute in any quarter is not restricted by the cash the Partnership generates in such quarter. For example, the Partnership may make distributions from cash earned but not distributed in previous quarters.

***

[Remainder of page intentionally blank]

The Partnership hereby acknowledges that:

•	should the Commission or the Staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing;

•	the action of the Commission or the Staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the Partnership from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and

•	the Partnership may not assert Staff comments and the declaration of effectiveness as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We appreciate the Staff’s comments and request the Staff contact Oscar Martinez, our Chief Financial Officer, at (314) 932-6102 or oscar.martinez@foresight.com with any questions or comments regarding this letter.

Sincerely,
/s/ Michael J. Beyer
Michael J. Beyer Chief Executive Officer and President

cc:	Oscar Martinez (Foresight Energy Partners LP)

Rashda M. Buttar (Foresight Energy Partners LP)

William J. Miller (Cahill Gordon & Reindel LLP)

E. Ramey Layne (Vinson & Elkins L.L.P.)

September 11, 2012

Via Secured Email

John Reynolds

Assistant Director

Division of Corporate Finance

United States Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-3628

Re:	Foresight Energy Partners LP

Confidential Draft Registration Statement on Form S-1

Submitted August 3, 2012

CIK No. 0001540729

Dear Mr. Reynolds:

This letter sets forth Foresight Energy Partners LP’s (the “Partnership”) responses to the comments of the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission” or the “SEC”) set forth in your letter dated August 30, 2012 (the “Comment Letter”), regarding the above referenced Registration Statement on Form S-1 (the “Registration Statement”). The Partnership has also revised the Registration Statement in response to the Staff’s comments and is, pursuant to the Jumpstart Our Business Startups Act (the “JOBS Act”), confidentially submitting concurrently with this letter Amendment No. 3 to the Registration Statement (“Amendment No. 3”), which reflects these revisions.

For the convenience of the Staff, each comment from the Comment Letter corresponds to the numbered paragraph in the Comment Letter and is restated in italics prior to the response to such comment. Capitalized terms used and not defined have the meanings given in Amendment No. 3. Page and caption references in the text of this letter correspond to pages and captions in Amendment No. 3 unless stated otherwise.

Form S-1

1.	In several locations, such as the table on page two, and the discussion on page five, you emphasize your priced and un-priced coal sales commitments for 2012 to 2014. In order to add context to your table and other disclosure, please disclose the percentage of your production capacity that is contracted.

Response: The Registration Statement has been revised in response to the Staff’s comment. Please see pages 3,5, 104-105 and 108 of Amendment No. 3.

Coal Reserve Information, page i

2.	We note your disclosure that you have added additional reserves to your estimates of proven and probable reserves as of January 1, 2012 due to an additional lease that was effective June 1, 2012. Please clarify whether Weir’s report and consent covers these additions.

Response: The Partnership acknowledges the Staff’s comment and advises that the Weir International, Inc. report dated as of August 1, 2012 covers the additions referenced. The consent of Weir International, Inc. dated as of the date hereof, which references such report, has been filed with Amendment No. 3. Please see Exhibit 23.3 to Amendment No. 3.

Summary

3.	We note your response to prior comment three from our May 2, 2012 letter and the revised text on page two where you state that additional longwalls could “potentially start as early as…” Please revise to clarify the expected timeframe. For example, if you believe they may potentially start more than a year after the date indicated, please revise to so state. In addition, in other appropriate locations elsewhere in the prospectus, please discuss in greater detail the steps management has taken to implement these plans and the impact implementing these plans may have on your quarterly distributions.

Response: The Registration Statement has been revised in response to the Staff’s comment. Please see pages 3 and 105 of Amendment No. 3.

Distribution Policy and Restrictions on Distributions, page 57

4.	In your letter dated August 3, 2012 you suggest that you will determine your quarterly distribution “based on [your] expectations as to the amount of available cash [you are] able to generated on an annualized basis over the long-term.” Please update your cash distribution policy to address in further detail.

Response: The Registration Statement has been revised in response to the Staff’s comment. Please see page 57 of Amendment No. 3.

Forecasted Cash Available for Distribution, page 65

5.

In your letter dated August 3, 2012 you explain your decision to present an annualized forecast of cash available for distribution and state that a quarterly distribution would be “less reliable.” We note the statement on page 63 that you provide financial forecast to supplement your pro forma and historical consolidated financial statements in support of your belief that you will have sufficient cash available to allow you to pay distributions on a quarterly basis. We believe that you should provide estimated cash available for quarterly distributions to support your statements regarding your belief that you will make such payments. Please revise or advise, for example with further clarification regarding the extent to which and reasons why you believe such disclosure would be less reliable.

Response: The Partnership acknowledges the Staff’s comment and advises that the Partnership’s forecast is based on assumptions that its management believes to be reasonable with respect to the forecast period as a whole. Management does not believe, however, that all of these assumptions lend themselves to an accurate accounting of precise quarter-by-quarter changes in projected operating results and cash flows. Providing this level of detail would require management to make very specific assumptions about the precise timing of each revenue and expense item in the forecast that are beyond management’s ability to predict with the level of certainty and reasonableness appropriate for a financial forecast. These specific assumptions would involve a higher degree of uncertainty regarding the precise timing of certain cash flows during the latter part of the forecast period, making a quarterly presentation less reliable than an annual presentation.

Furthermore the Partnership will be able to make distributions from cash earned but not distributed in previous quarters or to borrow to pay distributions in any quarter. In addition, due to the payment-in-kind feature of the subordinated units and the amount of coverage, management expects to have excess cash that will not be distributed each quarter. Even if the Partnership needed to borrow to make distributions, or to pay expenses the Partnership would have funded with such excess cash, it would likely be able to repay such borrowings in a subsequent quarter because management believes the total cash available for distribution for the forecast period will be more than sufficient to pay the aggregate minimum quarterly distribution to all unitholders for the forecast period.

Selected Historical Financial Information, page 83

6.	We note on page 84 of your selected historical financial information, and note 6 thereto, you continue to present “average cost of sales per ton sold.” Please modify this disclosure consistent with your other modifications made in response to our prior comment 10 (e.g. similar to the modifications made to page 19 and note 6 of the table thereto).

Response: The Registration Statement has been revised in response to the Staff’s comment. Please see pages 84-85 of Amendment No. 3.

Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 86

7.	We note your response to prior comment seven from our letter dated May 2, 2012 and reissue in part. In your disclosure on page 68 under the heading Significant Forecast Assumptions you estimate that your coal revenues per ton will decline period over period as existing contracts with favorable pricing expire. It also appears that you have a significant and potentially increasing proportion of sales at market rates which you also estimate to be lower than your currently realized rates. Please revise your Overview to address these pricing trends with greater specificity.

Response: The Registration Statement has been revised in response to the Staff’s comment. Please see page 87 of Amendment No. 3.

8.	We note your response to prior comment eight from our letter dated May 2, 2012. Please revise “Comparison of Year Ended December 31, 2011 to year Ended December 31, 2010,” where you attribute the 68% increase in transportation costs to several factors, to quantify the material components of the increase.

Response: The Registration Statement has been revised in response to the Staff’s comment. Please see page 94 of Amendment No. 3.

Liquidity and Capital Resources, page 96

9.	We note the statement on page 96 that you “believe that cash flows from operations and borrowings under our committed financings will provide sufficient liquidity for us to meet our working capital, capital expenditure and other cash requirements for the next twelve months.” As you will receive no proceeds for this offering, have approximately $122 million available under financing arrangements, forecast minimum quarterly distributions and discuss capital expenditures on page two amounting to approximately $1.5 billion, it is unclear how your operations and borrowings will provide sufficient liquidity. Please revise the statement regarding the sufficiency of your capital resources to take into account your expected outlays on both a short- and long-term basis.

Response: The Registration Statement has been revised in response to the Staff’s comment. Please see page 96 of Amendment No. 3.

Business, page 104

10.	We note your response to prior comment 19 from our letter dated May 2, 2012 and the revised text on page 119 indicating that the loss of any one or more of your customers would not have a material adverse effect on your business taken as a whole. With a view to revised disclosure, please further describe the Partnership’s “number of customers and the diversity of its customer base” in support of the conclusion that there would be no material adverse impact on estimated quarterly distributions or your financial condition.

Response: The Registration Statement has been revised in response to the Staff’s comment. Please see page 119 of Amendment No. 3.

Notes to Consolidated Financial Statements

Note 1 – Description of Business and Entity Structure

Reorganization and Refinancing, page F-10

11.	We note your response to our prior comment 27 noting “cost per ton” and “net realization per ton” does not include transportation, depreciation, depletion, amortization and accretion. Please tell us why you believe a measure of performance that does not consider the significant mine costs capitalized in the development stage is an appropriate reflection of the long-term financial performance of your mines. Specifically, clarify how your assessment of these performance measures would meet the segment aggregation guidance in FASB ASC 280-10-50-11 which requires an assessment of the similarities of the long-term economic characteristics of your operating segments, such as long-term gross margin.

Response: Our chief operating decision maker (“CODM”) assesses the performance of the individual mines and makes decisions regarding the allocation of resources based on the prospective cash costs of operating each of our mines together giving regard to market pricing and opportunities for Illinois Basin coal, as a whole. The objective under ASC 280-10-10-1 of requiring disclosures about segments of a public company is “to provide information about the different types of business activities in which a public entity engages and the different economic environments in which it operates to help users of financial statements do all of the following:

•	Better understand the public entity’s performance;

•	Better assess its prospects for future net cash flows, and

•	Make more informed judgments about the public entity as a whole.”

Further, under ASC 280-10-55-7C, “segments having similar economic characteristics would be expected to have similar long-term average gross margins. That measure is used, only as an example, because gross margin is a measure of profitability that is less likely to be affected by allocations. Evaluating similar economic characteristics is a matter of judgment that depends on specific facts and circumstances.”

Given our intent to access capital markets as a limited partnership, the value to our limited partners will be driven by our ability to generate positive cash flows to pay, and grow, our minimum quarterly distributions. As such, our CODM manages the business to that end, which is to optimize distributable future cash flows. The cash cost per ton sold (which excludes depreciation, depletion, amortization and accretion) is the basis under which our CODM evaluates the operating performance of each mine and makes decisions regarding the allocation of resources. The historical capital outlay to develop any of our mines is a one-time cost and does not directly impact our future distributable cash flow, therefore, depreciation, depletion, amortization and accretion is not a metric that our CODM utilizes to assess performance or allocate resources. For this reason, our consolidated cash cost per ton sold, which is similar amongst all our operating mines, is given significant prominence throughout the S-1 including, in our Management’s Discussion and Analysis of Financial Condition and Results of Operations, as well as during discussions with our various stakeholders. Based on our review of competitors’ publicly disclosed accounting policies, this viewpoint is commonly held throughout the industry as depreciation, depletion, amortization and accretion are consistently excluded from economic measures utilized by many of our competitors to assess whether similar economic characteristics exist under the aggregation criteria as defined in ASC 280.

Further, we utilize a centralized marketing and sales function to optimize consolidated cash flows. Many of our coal sales contracts can be sourced with coal from our other mines that results in our marketing and sales function continuously resourcing or blending coal to maximize consolidated revenues and exploit market opportunities. Sales decisions are made internally that may benefit one mine and be a detriment to another, but on a consolidated basis maximize cash flow. As a result of our centralized marketing function, as well as the similarity among each of the mines in terms of coal characteristics, production processes (the majority of our significant equipment is interchangeable between our mines), customer base and access to transportation, each of our mines is operated internally more similar to cost centers versus as independent business units with distinct customers or products. When decisions are made over production, the sourcing of sales, and the allocation of resources (such as maintenance capital expenditures), these decisions are all made in the context of maximizing our consolidated cash flows versus optimizing the financial results or performance of any one mine.

Other

12.	We note several news articles suggesting that you do not have the requisite permits to fully support your mining operations in Macoupin County. To the extent material, please revise your disclosure in response to Items 101,103, and 501 of Regulation S-K to address the status of your permits and any on-going conflicts regarding your operations.

Response: From time to time, the Company is the subject of allegations from individuals or citizens’ groups that certain of our mines do not have sufficient permits in place to support their operations. One such allegation about our Macoupin operation has been reported by the news media. We consider such allegations to be in the ordinary course and incidental to operating coal mines in today’s environmental climate. The Company has all permits necessary for the current operations of its mines, including Macoupin, and knows of no allegations to the contrary that have merit.

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The Partnership hereby acknowledges that:

•	should the Commission or the Staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing;

•	the action of the Commission or the Staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the Partnership from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and

•	the Partnership may not assert Staff comments and the declaration of effectiveness as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We appreciate the Staff’s comments and request the Staff contact Oscar Martinez, our Chief Financial Officer, at (314) 932-6102 or oscar.martinez@foresight.com with any questions or comments regarding this letter.

Sincerely,

/s/ Michael J. Beyer

Michael J. Beyer
Chief Executive Officer and President

cc:	Oscar Martinez (Foresight Energy Partners LP)
Rashda M. Buttar (Foresight Energy Partners LP)
William J. Miller (Cahill Gordon & Reindel LLP)
E. Ramey Layne (Vinson & Elkins L.L.P.)